Exhibit 10(c)

STATE OF NORTH CAROLINA    )

COUNTY OF ______________ )



                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT


 THIS AGREEMENT is dated as of December 30, 1996 and entered into by and among;

                  ("Assignor"):     Star Industries, Inc.,
                                    a Delaware corporation
                                    P.O. Box 300
                                    Addison, Alabama  35540

                  ("Assignee"):     Cavalier Industries, Inc.,
                                    a Delaware corporation
                                    P.O. Box 300
                                    Addison, Alabama  35540

                  ("Landlord"):     Virgina Cary L. McDonald,
                                    an individual residing in the
                                    State of North Carolina
                                    P.O. Box 378
                                    West End, North Carolina  27376

for the purpose of assigning from Assignor to Assignee a Lease Agreement dated October 16, 1996, between Virginia Cary L. McDonald, as Landlord, and Star Industries, Inc., as Tenant ( the "Lease").

                                R E C I T A L S:


                  A. Landlord is the owner of the Leased Premises described in Exhibit A and leased to Assignor pursuant to the terms of the Lease, including the option to purchase the Leased Premises.

                  B. Assignor desires to assign unto Assignee all its right, title and interest in and to the leasehold estate created under the Lease, including the option to purchase, and Assignee desires to accept such assignment and to assume all obligations under the Lease arising after the effective date of the assignment.

                  NOW THEREFORE, in consideration of the premises and the covenants and agreements hereinafter undertaken, and for other good and valuable consideration, receipt of which is hereby acknowledged by the parties, the parties agree as follows:

                  1. Effective Date. This assignment shall become effective on December 30, 1996 (the "Effective Date").

                  2. Assignment of Leasehold. Assignor does hereby transfer, sell, convey and assign unto Assignee all of Assignor's right, title and interest in and to the leasehold estate created under the Lease, including the option to purchase specifically set forth in said Lease and all other provisions thereof.

                  3. Acceptance and Assumption. Assignee hereby accepts the foregoing transfer and assignment of the leasehold estate as provided in Section 2 above, and specifically assumes and agrees to perform and observe each and every term and condition to be performed or observed by Tenant pursuant to the terms and provisions of the Lease effective as of the Effective Date; provided, however, that Assignee shall have no responsibility whatever for any obligations of Assignor under the Lease which shall have accrued prior to the Effective Date.

                  4. Representations of Assignor. Assignor hereby represents and warrants unto Assignee that:

                  (a) the Lease is in full force and effect and Assignor is not in default thereunder;

                  (b) Assignor is the Tenant under the Lease and has full authority to enter into this Agreement; and

                  (c) Assignor shall observe all conditions and shall perform all obligations to be observed and performed on the part of the Tenant under the Lease through the Effective Date of this Agreement.

                  5.   Acknowledgement by Assignee. Assignee hereby acknowledges

                  (a) that it has reviewed the Lease prior to the execution of this Agreement, and agrees to be bound as Tenant under the terms, conditions, covenants and obligations as set forth in the Lease from and after the Effective Date; and

                  (b) that it has examined the Lease Premises and that neither Assignor nor Landlord has made any warranties, covenants or representations with respect to the condition of the Leased Premises.

                  6. Surrender of Premises. As of the Effective Date, Assignor shall surrender to Assignee the premises in good, broom-clean condition, wear and tear excepted,and shall surrender all keys for the premises to the Assignee.

                  7. Notices. Section 20 of the Lease is hereby amended to provide that any notice to be given to Tenant shall be delivered as follows:

                                    Cavalier Industries, Inc.
                                    P.O. Box 300
                                    Addison, Alabama  35540

                  8. Miscellaneous. All the terms and conditions of the Lease shall remain and continue in full force and effect, including the option to purchase. In case of any inconsistency between the Lease and this Agreement, this Agreement shall govern and control. This Agreement may be amended, modified or cancelled only be an instrument in writing signed by all parties hereto. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first written above.


                                                     ASSIGNOR:

                             STAR INDUSTRIES, INC.,
                             a Delaware corporation



                             Michael R. Murphy
                             Its President

                                                     ASSIGNEE:

                           CAVALIER INDUSTRIES, INC.,
                             a Delaware corporation



                             Michael R. Murphy
                             Its Vice President

STATE OF ALABAMA                                     )

____________ COUNTY                                  )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Michael R. Murphy, whose name as President of Star Industries, Inc., a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, he, in his capacity as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

Given under my hand this ______ day of _________________________________, 1996.


                                      Notary Public
                                      My Commission Expires: ______________



STATE OF ALABAMA                                     )

____________ COUNTY                                  )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Michael R. Murphy, whose name as Vice President of Cavalier Industries, Inc., a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, he, in his capacity as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

Given under my hand this ______ day of ________________________________, 1996.




                                    Notary Public
                                    My Commission expires: __________________

                                                       CONSENT


                  Virginia Cary L. McDonald ("Landlord"), as landlord under that certain Lease Agreement (the "Lease") dated October 16, 1996, between Landlord and Star Industries, Inc. (the "Assignor"), as Tenant, does hereby expressly consent to the assignment of the leasehold estate created under the Lease by Assignor unto Cavalier Industries, Inc. (the "Assignee"), on the express condition that Assignee shall execute an Assignment and Assumption of Lease Agreement whereby it shall assume all obligations of Assignor under the Lease from and after the effective date of such Assignment and Assumption Agreement. Landlord understands that Assignee is a Delaware corporation and based upon such representation, does hereby agree that, effective simultaneously with the Assignor's assignment and Assignee's assumption of the Lease, Assignee shall be substituted for Assignor as Tenant under the Lease.

                  Dated  as of  the  ______  day  of  _________________________,
19____.


                                                     LANDLORD:




                                                     Virginia Cary L. McDonald

STATE OF NORTH CAROLINA                              )

____________ COUNTY                                  )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Virginia Cary L. McDonald, whose name is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, she executed the same voluntarily on the day the same bears date.

Given under my hand this ______ day of __________________________________, 1996.




                                      Notary Public
                                      My Commission Expires: _________________